MEADOWLANDS FIRE, SECURITY &

ELECTRICAL SUPPLY COMPANY

FINANCIAL REPORT

DECEMBER 31, 2006

Meadowlands Fire, Security & Electrical Supply Co,
Financial Report

Table of Contents

Accountant's Audit Report

Balance Sheet — as at December 31,2006

Income and Expense Statement — for the year ended December 31, 2006.

Statement of Retained Earnings for the year ended December 31, 2006.

Notes to the Financial Statements

FREDERICK A RUCCI
CERTIFIED PUBLIC ACCOUNTANT

1108 MC BRIDE AVENUE	228 HIGHWAY 34
WEST PATERSON, NJ 07424-2511	MATAWAN, NJ 07747
TEL: 973-812-9025	TEL: 732-335-4800
FAX: 973-812-9030

July 3, 2007

Board of Directors
Meadowlands Fire, Security & Electrical Supply Co.
195 Allwood Road Clifton, NJ

I have audited the accompanying balance sheet of Meadowlands Fire, Security and Electrical Supply Co. Inc, as of December 31, 2006 and the related statements of income, retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material, misstatement, An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management. as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Meadowlands Fire, Security and Electrical Supply Co. Inc. as of December 31, 2006, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

Respectfully submitted,

/s/  Frederick A. Rucci
Frederick A. Rucci CPA

MEADOWLANDS FIRE, SECURITY & ELECT. SUPPLY CO.
BALANCE SHEET
AS AT DECEMBER 31,

2006
ASSETS

CURRENT ASSETS
CASH AND CASH EQUIVALENTS	$82,572
ACCOUNTS RECEIVABLE	$250,246
ALLOWANCE FOR BAD DEBTS	$(15,858)
INVENTORY	$94,500
BID DEPOSITS	$6,900
PREPAID INSURANCE	$1,290

TOTAL CURRENT ASSETS	$419,650

PROPERTY & EQUIPMENT
AUTOMOBILES	$26,050
FURNITURE & FIXTURES	$10,998
LEASEHOLD IMPROVEMENTS	$27,888
ACCUMULATED DEPRECIATION	$(56,317)
TOTAL PROPERTY & EQUIPMENT	$8,619

TOTAL ASSETS	$428,269

SEE ACCOUNTANTS REPORT AND NOTES TO THE FINANCIAL STATEMENTS

MEADOWLANDS FIRE, SECURITY & ELECT. SUPPLY CO.
BALANCE SHEET
AS AT DECEMBER 31,

2006
CURRENT LIABILITIES
ACCOUNTS PAYABLE	$48,795
TAXES PAYABLE-CORPORATE INCOME	$-
TAXES PAYABLE-PAYROLL TAXES	$1,167
SALES TAX PAYABLE	$1,685

TOTAL CURRENT LIABILITIES	$51,647

STOCKHOLDER'S EQUITY
CAPITAL STOCK	$41,000
RETAINED EARNINGS	$335,622

TOTAL STOCKHOLDER'S EQUITY	$376,622

TOTAL LIABILITIES & EQUITY	$428,269

SEE ACCOUNTANTS REPORT AND NOTES TO THE FINANCIAL STATEMENTS

MEADOWLANDS FIRE, SECURITY & ELECT. SUPPLY CO.
STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31,

2006
REVENUES
SALES	$1,399,434

COST OF SALES
INVENTORY - BEGINNING	$100,718
PURCHASES	$840,766
LESS-ENDING INVENTORY	$(94,500)

TOTAL COST OF SALES	$846,984

GROSS PROFIT	$552,450

OPERATING EXPENSES
AUTO EXPENSE	$1,224
ENTERTAINMENT EXPENSES	$1,800
EMPLOYEE BENEFITS-PENSION PLAN	$8,915
INSURANCE GENERAL	8,358
PROFESSIONAL FEES	$9,275
LEASE EXPENSE-EQUIPMENT	$1,292
MISCELLANEOUS EXPENSE	$2,426
OFFICE EXPENSE	$6,678
PAYROLL TAXES	$17,618
RENT EXPENSE	$40,050
SANITATION EXPENSE	$1,241
LICENSE & PERMITS EXPENSE	$3,479
POSTAGE & DELIVERY EXPENSE	$13,335
REPAIRS & MAINTENANCE EXPENSE	$7,687

SEE ACCOUNTANTS REPORT AND NOTES TO THE FINANCIAL STATEMENTS

MEADOWLANDS FIRE, SECURITY & ELECT. SUPPLY CO.
STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31,
(CONTINUED)

SALARIES EXPENSE	$270,523
TELEPHONE EXPENSE	$4,358
TRAVEL EXPENSE	$154
UTILITIES	$8,706

TOTAL OPERATING EXPENSES	$407,119

OPERATING PROFIT (LOSS)	$145,331

OTHER INCOME (EXPENSE)
BAD DEBT EXPENSE	$(15,857)
DEPRECIATION EXPENSE	(3,535)
INTEREST EXPENSE	(9)
BANK CHARGES	$(3,626)

TOTAL OTHER INCOME (EXPENSE)	(23,027)

NET PROFIT	122,304

INCOME TAXES (EXPENSE) CREDIT
NEW JERSEY CORP TAXES	$-

TOTAL INCOME TAX EXPENSE	$-

NET INCOME (LOSS) AFTER INCOME TAXES	$122,304

SEE ACCOUNTANTS REPORT AND NOTES TO THE FINANCIAL STATEMENTS

MEADOWLANDS FIRE, SECURITY & ELECT. SUPPLY CO.
STATEMENT OF RETAINED EARNINGS
FOR THE YEAR ENDED DECEMBER 31,

2006

RETAINED EARNINGS-BEG. OF PERIOD	$440,197
SHAREHOLDER DIVIDENDS	$(226,879)
NET INCOME AFTER INCOME TAXES	$122,304

RETAINED EARNINGS-END OF PERIOD	$335,622

SEE ACCOUNTANTS REPORT AND NOTES TO THE FINANCIAL STATEMENTS

MEADOWLANDS FIRE, SECURITY & ELECT. SUPPLY CO.
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31,

2006

CASH FLOWS FROM OPERATING ACTIVITIES
NET INCOME	$122,304

ADJUSTMENTS TO RECONCILE NET INCOME TO NET CASH PROVIDED BY OPERATING ACTIVIES
DEPRECIATION EXPENSE	$3,535

CHANGES IN OPERATING ASSETS AND LIABILITIES
(INCREASE) DECREASE IN ACCOUNTS RECEIVABLE-TRADE	$237,662
(INCREASE) DECREASE IN INVENTORY	$6,218
(INCREASE) DECREASE IN PREPAID EXP.	$6,130
INCREASE (DECREASE) IN ACCTS PAYABLE	$(63,541)
INCREASE (DECREASE) IN ACCRUED EXPENSES PAYABLE	$-
INCREASE (DECREASE) IN PAYROLL/SALES TAXES PAYABLE	$(3,732)
INCREASE (DECREASE) IN INCOME TAXES PAYABLE	$(125)
TOTAL	$182,612

INCREASE IN NET CASH FROM OPERATING ACTIVITES	$308,451
CASH FLOWS FROM SAHREHOLDER TRANSACTIONS
DISTRIBUTIONS TO SHAREHOLDERS	$(226,879)
TOTAL	$(226,879)

CASH FLOWS FROM INVESTING ACTIVITES
(INCREASE) DECREASE IN FIXED ASSETS	$-

NET INCREASE (DECREASE) IN CASH	$81,572

SEE ACCOUNTANTS REPORT AND NOTES TO THE FINANCIAL STATEMENTS

MEADOWLANDS FIRE, SECURITY & ELECT. SUPPLY CO.
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31,
(CONTINUED)

2006

NET INCREASE (DECREASE) IN CASH	$81,572

CASH - BEGINNING OF YEAR	$1,000

CASH - END OF YEAR	$82,572

SEE ACCOUNTANTS REPORT AND NOTES TO THE FINANCIAL STATEMENTS

MEADOWLANDS FIRE, SECURITY & ELECT. SUPPLY CO.

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2006

ORGANIZATION

Meadowlands Fire, Security & Electrical Supply Co. Inc. was organized in the State of New Jersey in 1983. The Corporation is distributor of Fire, Security and -Electrical Supplies for the industrial and commercial trade. The Company has five employees. Fire, Security and Electrical supplies are supplied and maintained by company employees for commercial clients as well as sold for sale to outside contractors. The company is located at 195 Allwood Road, Clifton NJ 07011. The company occupies and rents approximately 4,000 square feet for office and warehouse space.

SIGNIFICANT ACCOUNTING POLICIES

INCOME REGOGNITION

The Corporation maintains it books and tax records on the accrual basis of accounting.

CASH

The company has an account at Greater Community Bank in Clifton NJ. At December 31, 2006 the company's cash account was $82,572.

Accounts Receivable and Bad Debts

The Corporation's accounts receivable balance at December 31, 2006 was $250,246, An analysis of the balances disclosed the following accounts receivable aging at December 31, 2008

Balances were outstanding as follows:
0 to 30 Clays	$91,840
31 to 60 days	59,682
61-00 days	31,188
Over 90 days	67,536

Total outstanding	$250,246

MEADOWLANDS FIRE, SECURITY & ELECT. SUPPLY CO.

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2006

During the year 2006., management makes periodic reviews of the accounts receivable for existing doubtful accounts.  Accounts that are deemed uncollectible are charged to the allowance for doubtful accounts and written off as  uncollectible.  Approximately $40,500 of uncollectable accounts were written off  during the calendar year 2006.

After a review by management of the remaining accounts receivable balances at December 31, 2006, the provision for doubtful accounts was increased to $15,858.This balance provides for anticipated bad debts based on a review of existing accounts receivable balances. This method is also used for income tax purposes.

Fixed Assets and Depreciation Expense

Fixed assets are stated at cost. Depreciation is provided using the straight line method for financial statement and income tax purposes. Estimated useful lives for the company's fixed assets are based guidelines of the Internal Revenue service. Depreciation expense for the year ended December 31, 2006 was $ 3,535.

Inventory

The company acquires various fire, security and electrical parts and supplies as a distributor to outside contractors as well as installation, maintenance and repairs for company commercial clients. The company does not manufacture any products. On an annual basis, the company takes a physical inventory of all merchandise on hand. After the inventory is taken, the inventory is priced at cost or market, whichever is lower. As obsolescence occurs, the inventory cost is marked down to reflect the decline in value.  In this financial report, the inventory is stated at the lower of cost or market value on a first in, first out basis. The value of inventory at December 31, 2006 was $94,500. The physical inventory at December 31, 2005 was not observed by the auditor. However, other tests were made and documents examined to determine the reasonableness of quantities on hand and the cost used to price the inventory at December 31, 2006.

Accounts Payable

The company maintains a policy of paying its vendor's invoices within the allowable discount period. The balance at December 31, 2006 was $48,795.

Attorney's Confidence  Letter

Meadowland's attorney has advised that he is unaware of any suits, claims or any other litigation pending against Meadowland's Fire, Security and Electrical Supply Co. Inc.

Rent

At January 1, 2006, the building was owned by Keith Kesheneff, a shareholder of Meadowlands Fire, Security and Electrical Supply Co Inc.  The rent was $3000 per month.  As of March 1, 2006, the building was sold to Lamping/Molougney.  A two year lease was signed through February 28, 2008 at a base rate of $82,800. for the two year term. The basic monthly rental is $3,450.. The lease has a rider for an option to extend the lease for an additional year from March 1, 2008 through February 28, 2009. The lessee is responsible for the insurance and building maintenance. Also the lessee is responsible for real estate tax increases over the base year of 2005. Meadowlands Fire, Security and Electrical Supply Co. charges its sister company a monthly rate of $2,500. for the shared tenancy costs.

Pension  Plan

The company has a simplified individual Retirement account which is contributory by the employees. The plan provides for matching contributions by the employer up to 3% of the employees salary. The contribution by the company as at December 31, 2006 was $ 8,915. All contributions required by the company were made as of December 31, 2006. The pension plan administrator is the GMC Group Co.

Income Tax Disclosure

The tax returns of Meadowland's Fire, Security and Electrical Supply Co. Inc. are filed as Sub-S Corporation Income Tax Returns. Under these requirements, the corporation's profits and losses flow through and are reported on the shareholder's personal Income tax returns in the same calendar year. During this review, recorded operating expenses totaling approximately $95,584. were voluntarily provided to the auditor to be personal expenses and not expenses of Meadowland's Fire, Security and Electrical Supply Company.   A review of these expenses indicated that this was correct and, accordingly, an adjustment was made to the financial statements to decrease operating expenses and increase the amount of sub-s Corporation's shareholder's distributions in the amount of $95,584 for the calendar year ending December 31, 2006.

Income Taxes

The company has elected under the internal Revenue Code to be taxed as a Sub S Corporation. Under this method, the profit of the company is distributed to the shareholders each year and the shareholder pays the federal and New Jersey taxes on the amount distributed at their appropriate tax rates. Accordingly, no income taxes have been accrued in the financial statements.

Shareholder Information

The company is 100% owned by Keith and Kathy Kesheneff.  Mr. Kesheneff owns 45% and Kathy Kesheneff owns 55%.

Income Tax Examination

On February 17, 2006, The State of New Jersey completed an examination of the books and records of Meadowlands Fire, Security and Electrical Supply Company for the years 2001 through 2005.   Records and documents were examined in the areas of bank statements, sales invoices, purchase invoices, sales and use tax, payroll taxes, general ledgers, fixed assets and income tax returns of the company and the shareholders.

At the conclusion of the audit, an additional assessment of approximately $2500 was made for use tax and withholding taxes on the company. All other areas were accepted by the auditor and not changed.